                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 1, 2006
                                                         -----------------

                       ATLANTIC COAST FEDERAL CORPORATION
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)

          Federal                    000-50962                59-3764686
          -------                    ---------                ----------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
      of Incorporation)             File Number)          Identification No.)

                   505 Haines Avenue, Waycross, Georgia 31501
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (800) 342-2824
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 1, 2006, Atlantic Coast Bank (the "Bank"), the wholly-owned subsidiary of Atlantic Coast Federal Corporation (the "Company") and the Company, entered into an employment agreement (the "Agreement") with Jon C. Parker, Sr., Senior Vice President and Chief Financial Officer of the Bank and the Company. The Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K. The Agreement provides for a one-year term, renewable for terms of one year, and a salary of $145,000. In the event that Mr. Parker is terminated without cause, he is entitled to a lump sum payment equal to what he would have been paid for a period of one year following the date of termination or in the case of a change in control such period would be increased to eighteen months.

On September 1, 2006, the Bank entered into split dollar life insurance agreements with Robert J. Larison, Jr., President and Chief Executive Officer of the Bank, Carl Insel, Executive Vice President of the Bank, and Jon C. Parker, Sr., Senior Vice President and Chief Financial Officer of the Bank. Each agreement provides that the Bank shall obtain insurance policies on the lives of Messrs. Larison, Insel and Parker. If the insured is employed by the Bank at the time of his death or has retired after completing at least 10 years of employment with the Bank, then the insured's designated beneficiaries will receive a lump sum payment directly from the insurance company equal to three times the insured's highest base annual salary earned during the last 10 years before his death or retirement. The remainder of the insurance proceeds will be paid to the Bank. The Bank pays the premiums to keep the insurance policies in force and the Bank retains the right to terminate any of the insurance policies. At all times, the Bank is the owner of the cash surrender value of the insurance policies. In the event of a change in control of the Bank, the death benefit coverage remains in place. The insured may not assign any right or interest in the insurance policies and have no ownership interest in the life insurance policies. The split dollar life insurance agreements are attached as Exhibits 10.2, 10.3 and 10.4 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

       (A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED: None

       (B) PRO FORMA FINANCIAL INFORMATION: None

       (C) SHELL COMPANY TRANSACTIONS: None

       (D) EXHIBITS:

           Exhibit 10.1: Employment Agreement of Jon C. Parker, Sr.
           Exhibit 10.2: Split Dollar Agreement of Robert J. Larison, Jr.
           Exhibit 10.3: Split Dollar Agreement of Jon C. Parker, Sr.
           Exhibit 10.4: Split Dollar Agreement of Carl Insel

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ATLANTIC COAST FEDERAL CORPORATION


Date: September 8, 2006              By: /s/ Robert J. Larison, Jr.
                                         ---------------------------------------
                                         Robert J. Larison, Jr.
                                         President and Chief Executive Officer
                                         (Duly Authorized Representative)